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                                                                   EXHIBIT 23(b)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into Consumers Energy Company's previously filed Registration Statement No. 333-89363.



/s/ ARTHUR ANDERSEN LLP

Detroit, Michigan,
   March 23, 2001.